Prospectus dated April 27, 2020
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
SPVL
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
SPVL NY 2020

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way comparable or similar to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy doesn’t generate no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.
Flexibility. You are able to select, monitor, and change investment choices within your policy.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed Policy Values and will increase and decrease according to investment performance. You assume the investment risk of Policy Values allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review the prospectus carefully before allocating Policy Values to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the Lapse Protection Benefit. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in the Face Amount. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
Except for certain policies issued in exchange for a policy which is not a modified endowment contract (a “MEC”), the policy will be treated as a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the policy (or any loan, partial withdrawal, assignment or pledge of the policy within two years before the policy becomes a MEC) may be subject to income tax and a 10% penalty tax.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or policy lapse	10% [1]
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

1 The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage. The maximum Surrender Charge is 10% in Policy Year 1. The Surrender Charge for Policy Years 2 and after are set forth below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the policy so that the sum of all premium loads, the administration fees and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal on surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.
Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0 to $83.33 per $1,000 of the net amount at risk.
		Charge for a representative Policy owner (a 55 year old preferred non-smoking male)	$0.18 per $1,000 of the net amount at risk
Premium Load	Monthly	0.03% of policy value (equivalent to 0.36% annually) during the first 10 Policy Years[2]
Mortality and Expense Risk Charge	Monthly	0.08% [3]
Administration Charge	Monthly	$7.50 plus 0.10% monthly
Loan Interest Rate (Net)	Annually	Preferred Loans	0%
		Nonpreferred Loans	2%

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance may be found in your policy.
2 If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the policy value corresponding to the premium payment for 10 Policy Years following the premium payment.
3 First 10 policy years. Thereafter the charge is 0.03% monthly.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.

Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Portfolio	Subadviser	Investment Objective
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
POLICY SUMMARY
General
This policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. Your policy’s provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.

Death Benefits
The policy provides a death benefit. The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
Premiums
The policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under “Premium Payments—Subsequent Premiums.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account of the Company. You (the policy owner) may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account subject to limitations described below.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a loan from the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of, or partial withdrawal from, the policy.
Lapse and Reinstatement
Unless the Lapse Protection Benefit is in effect, a policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.
A policy owner may reinstate a lapsed policy at any time within the five year period following lapse provided the policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the policy may not be reinstated if any of the Life Insureds has died since the policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a lapse and reinstatement of the policy.

Taxation of Policy Benefits
Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the “Code”) establishes a class of life insurance contracts designated as modified endowment contracts (“MECs”), which applies to policies entered into or materially changed after June 20, 1988. In general, a policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the “seven-pay test”). A policy that is not already a MEC may become one if there is a “material change” in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this policy will constitute a MEC unless:
•	it was received in exchange for another life insurance policy which was not a MEC,
•	no premium payments (other than the exchanged policy) are paid into the policy during the first seven Policy Years, and
•	the death benefit on the new policy is not less than the death benefit on the exchanged policy.
If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the policy was issued (or deemed issued) after September 13, 1989.
In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the policy. The amount of any loan (including unpaid interest thereon) under the policy will be treated as a withdrawal from the policy for tax purposes. In addition, if you assign or pledge any portion of the value of a policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the policy for tax purposes. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a policy which is a MEC, you should consult a qualified tax adviser.
MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).
For further information regarding the tax treatment of policies that are MECs, see “Tax Considerations—Tax Treatment of Policy Benefits.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,
•	charges deducted from premiums paid, and
•	charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.
These charges are summarized in the Fee Tables. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.
Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. Neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process has been completed to our Company’s satisfaction.
With our prior approval, the policy may be issued on a basis which does not take into account the insured’s sex. A policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.
Age [1]	Simplified Underwriting Maximum Initial Payment
20-29	$ 30,000
30-39	$ 60,000
40-49	$100,000
50-74	$150,000
75-90	$100,000

1 In the case of a Survivorship Policy, the youngest of the Lives Insured.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.
If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and
•	the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums paid will be returned to the applicant.
Minimum Initial Face Amount
We will generally issue a policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.
Backdating a Policy
Upon request and under limited circumstances, we may backdate a policy+ by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.
Initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the investment accounts and/or Fixed Account in accordance with the policy owner’s instructions once the Right to Examine period has expired.
Temporary Insurance Agreement
In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.

Right to Examine the Policy
You may return your policy for a refund of the premium within 10 days after you receive it. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.
If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.
Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.
Life Insurance Qualification
A policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the policy may affect the maximum amount of premiums, such as:
•	change in risk classification;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under “Death Benefit”).
DEATH BENEFITS
If the policy is in force at the time of the death of the Life Insured, we will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Lives Insured although the insurance benefit is payable on the death of the last to die of the Lives Insured. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.
The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment.

Death Benefit
The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
Minimum Death Benefit
The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the policy.
Therefore, the death benefit will always be at least equal to the Face Amount of the policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.
Lapse Protection Benefit
The Lapse Protection Benefit protects the policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the policy will not go into default.
The Lapse Protection Benefit Period is indicated on the policy information page of the policy and depends on the age of the Life Insured at issuance of the policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the policy). The Lapse Protection Benefit Period for each age at issue is set out below.
Age at Issuance of the Policy	Lapse Protection Benefit Period (Number of Years)
20-29	35
30-39	30
40-49	25
50-59	20
60-69	15
70-84	10
85-90	8
Factors that Affect the Death Benefit
In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. The death benefit will be the Face Amount of the policy or, if greater, the Minimum Death Benefit.
Maturity Date
Provided that the policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a Survivorship Policy), we will pay the policy owner the Net Cash Surrender Value calculated as of the Maturity Date.
PREMIUM PAYMENTS
Initial Premiums
The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policy owner).
No premium will be accepted prior to receipt of a completed application by us. The initial premium received will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio until the right to examine period has expired.

Subsequent Premiums
After payment of the initial premium, additional premiums may be made subject to the following conditions:
•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
•	Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the policy);
•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the policy to fail to qualify as life insurance under Section 7702 of the Code, and
•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.
We will add additional premiums to the Policy Value as of the Business Day we receive the additional premium at our Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.
Maximum Premium Limitation
The policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.
If at any time, a premium is paid that would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
At the end of the period you have the right to examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner’s instructions.
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at our Service Office. A policy owner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.
CHARGES AND DEDUCTIONS
Premium Load
A premium load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:
•	the initial premium payment is $100,000,
•	an additional premium payment of $50,000 is made in Policy Year 7, and
•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policy owner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value.
The premium load is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes.
Surrender Charges
During the Surrender Charge Period, we will deduct a Surrender Charge if:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made (above the Free Withdrawal Amount), or
•	the policy terminates due to default.
Unless otherwise allowed by us and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium load, are paid to us and are designed to us for some of the expenses we incur selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.
Surrender Charges on a Partial Withdrawal. A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the “Free Withdrawal Amount”). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:
•	a premium load, if applicable;
•	an administration charge;
•	a charge for the cost of insurance;
•	a mortality and expense risks charge;
•	if applicable, a charge for any supplementary benefits added to the policy.
Unless otherwise allowed by us and specified by the policy owner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.
Administration Charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.
The net amount at risk is equal to (a) minus (b) where:
(a)  is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)  is the Policy Value as of the first day of the Policy Month.
Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.
Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.
Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate us for the mortality and expense risks we assume under the policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than we estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge varies by Policy Year as follows:

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.
Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge may apply to such supplementary benefit.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit policy owners of certain fixed life insurance policies issued by us to exchange their policies for the policies described in this prospectus (and likewise, policy owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by the Company). Policy owners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, we make no charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the us. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account.”
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
POLICY LOANS
While this policy is in force and has an available loan value, a policy owner may borrow against the Policy Value of the policy. The policy serves as the only security for the loan. Policy loans may have tax consequences.
Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the policy’s Net Cash Surrender Value.
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
If the policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.
Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0.00%.
We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.
If the policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Non-Preferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.
If the interest due on a Policy Anniversary is not paid by you, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, we will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, we require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of the policy.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions—Surrender Charges.” See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a partial withdrawal from the policy.
If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the policy.
Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.
Reduction in Face Amount due to a Partial Withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:
(a)  is the Face Amount prior to the withdrawal; and
(b)  is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.
If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT
Lapse
Unless the Lapse Protection Benefit is in effect, a policy will go into default if at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. We will notify you of the default and will allow a 61 day grace period (from the date the policy goes into default) in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the policy will terminate with no value. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the policy.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.
Reinstatement
You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	In the case of a Survivorship Policy, the policy may not be reinstated if any of the Lives Insured have died since the policy lapsed;
•	Evidence of the Life Insured’s insurability, satisfactory to us, is provided to us; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus an amount equal to the monthly deductions due until the later of the next Policy Anniversary or for at least three Policy Months, is paid.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Termination
The policy will terminate on the earliest to occur of the following events:
•	the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;
•	surrender of the policy for its Net Cash Surrender Value;
•	the Maturity Date;
•	the death of the Life Insured.
THE GENERAL ACCOUNT
The general account of the Company consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Policy owner Rights
Unless otherwise restricted by a separate agreement, you may, until the earlier of the life insured’s death or when the life insured reaches Attained Age 100:
•	take loans and/or partial withdrawals.
•	surrender the policy.
•	transfer ownership to a new owner.
•	name a contingent owner that will automatically become owner if the policy owner dies before the insured.
•	change or revoke a contingent owner.
•	change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effect of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the Life Insured’s lifetime by giving written notice to John Hancock NY in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by us prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
The Company will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which: (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock NY
The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.
John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.
The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.
John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.
All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.
State Regulation
We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.
Attained Age: is the age on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
The Company (or “we,” “us” or “our”): refers to John Hancock Life Insurance Company of New York.
Earnings: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender Charge applicable to the withdrawal.
Guideline Single Premium: is the maximum premium that can be paid under the Guideline Premium Test (described under “Life Insurance Qualification”) which will still allow the policy to qualify as life insurance for tax purposes under Section 7702 of the Code.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.
Life Insured: is the person or persons whose life (or lives) is (are) covered by the policy. In the case of a Survivorship Policy, all provisions of the policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the policy when it is first issued.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Maturity Date: is the date shown in the policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
Policy Date: is the date coverage takes effect under the policy, provided the underwriting process has been completed to the Company’s satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a) is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d) is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Separate Account: refers to Separate Account B of the Company.
Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.
Single Life Policy: is a modified single premium variable life insurance policy offered on a single life basis under the policy described in this prospectus.
Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Survivorship Policy: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the policy described in this prospectus.
Written Request: is the policy owner’s request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-33504